Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,894,090.12
Previously Paid Amount	0.00
Total Fee Amount	289.99
Total Offset Amount	0.00
Net Fee	$ 289.99